UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2007

iMergent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32277	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue
Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 30, 2007, the Ventura County Superior Court entered a preliminary injunction against iMergent, Inc. (“Company”) and StoresOnline, Inc. in the case entitled People of the State of California v. iMergent, Inc., et al., Case No. 56-2007-287557-CU-MC-VTA (the “Case”).  The preliminary injunction requires the Company to register under the California Seller Assisted Marketing Plans Act (“SAMP Act”) in order to engage in certain sales in the State of California until the Case is resolved.

The Company intends to appeal this preliminary injunction order with the California Court of Appeals on the grounds that relevant provisions of California’s SAMP Act are unconstitutionally vague and cannot be enforced. The Company also intends to file a writ of supersedeas with the California Court of Appeals in an attempt to stay enforcement of the preliminary injunction pending the outcome of the appeal on the grounds that the preliminary injunction constitutes a mandatory injunction mandating such a stay.

The Court has not yet scheduled a trial date for the Case.  The Company intends to contest the constitutionality of the relevant provisions of California’s SAMP Act, as well as present evidence supporting its position that it is in material compliance with the terms of the settlement agreement entered into with the state of California in 2006. The Company further expects to present evidence that the issues raised by the State of California would not require the Company to register under the SAMP Act.

The Company intends to aggressively defend itself in the Case and prosecute its appeal, as well as consider other appropriate actions.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company’s future performance could differ significantly from the expectations of management and from results expressed or implied including but not limited to (1) the expectations that iMergent abided by the terms of the 2006 settlement agreement and did not violate any California statute, (2) the California statutes are unconstitutionally vague, (3) that the Company is not required to register as a SAMP, and (4) the appeal by the Company has the effect of staying the order entered by the Court. For further information on other risk factors, please refer to the “Risk Factors” contained in iMergent’s Form 10-K for the year ended June 30, 2006 and its Forms 10-Q for the quarterly periods ended September 30, 2006, December 31, 2006 and March 31, 2007. The information in Item 8.01 of this report is being furnished, not filed, pursuant to Form 8-K. Accordingly, the information contained herein will not be incorporated by reference into any registration statement filed by iMergent under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

/s/ Robert M. Lewis
By:	Robert M. Lewis, Chief Financial Officer
Date:	August 31, 2007